Exhibit 99.1

KCG Holdings, Inc. 545 Washington Boulevard Jersey City, New Jersey 07310 1 201 222 9400 tel 1 800 544 7508 toll free www.kcg.com

KCG ANNOUNCES CONSOLIDATED EARNINGS OF $0.24 PER DILUTED

SHARE FOR THE THIRD QUARTER OF 2015

KCG reports consolidated revenues of $377.0 million

and pre-tax earnings of $35.4 million for the quarter

JERSEY CITY, New Jersey – October 30, 2015 – KCG Holdings, Inc. (NYSE: KCG) today reported consolidated earnings of $21.9 million, or $0.24 per diluted share, for the third quarter of 2015. Included in the $35.4 million of pre-tax income are asset writedowns and other real estate related charges of $34.0 million. Excluding these items, on a non-GAAP basis, third quarter 2015 pre-tax income was $69.4 million. A reconciliation of GAAP to non-GAAP results is included in Exhibit 4.

Select Financial Results	($ in thousands, except EPS)
From Continuing Operations	3Q15	2Q15	3Q14
GAAP Revenues	377,036	261,882	272,302
Non-GAAP revenues*	377,036	261,882	257,197
Trading revenues, net	277,677	170,750	150,865
Commissions and fees	95,027	87,370	102,663
GAAP pre-tax income (loss)	35,419	(57,114)	(15,235)
GAAP EPS	0.24	(0.18)	(0.09)
Non-GAAP pre-tax income (loss)*	69,448	3,068	(19,518)

*	See Exhibit 4 for a reconciliation of GAAP to non-GAAP results

Third Quarter Highlights

•	Market making set a new quarterly high for exchange-listed U.S. equity share volume and gained approximately two percentage points in market share of retail SEC Rule 605 U.S. equity share volume from the second quarter 2015

•	Average daily algorithmic execution U.S. equity share volume attributable to institutional clients grew quarter over quarter and year over year

•	Consolidated legacy direct-to-client market making brands Knight Link (U.S. equities), Get Direct (U.S. Treasuries) and FXMM (currencies) under the KCG Acknowledge brand

•	Repurchased 1.2 million shares of KCG Class A Common Stock for $12.2 million

•	Non-GAAP pre-tax income rose 76 percent year to date compared to the first nine months of 2014 while total shares outstanding declined by approximately 21 percent

Daniel Coleman, Chief Executive Officer of KCG, said, “KCG generated strong financial results in the third quarter of 2015 amid an upturn in market conditions in the U.S. equity market. The performance was driven by KCG market making in U.S. equities as well as agency-based trading on behalf of institutional clients. The results for the quarter were lowered due to writedowns for the consolidation of current real estate as well as expenses attributable to the corporate relocation. Notwithstanding, we produced significant growth in non-GAAP pre-tax income while continuing to reduce our total shares outstanding.”

Market Making

The Market Making segment encompasses direct-to-client and non-client, exchange-based market making across multiple asset classes and is an active participant in all major cash, options and futures markets in the U.S., Europe and Asia. During the third quarter of 2015, the segment generated total revenues of $299.8 million and pre-tax income of $85.4 million. Excluding expenses related to asset writedowns of $4.4 million, the segment generated pre-tax income of $89.8 million.

During the third quarter of 2015, consolidated U.S. equity dollar volume and realized volatility for the S&P 500 rose sharply. KCG market making set a new quarterly high for exchange-listed share volume and gained approximately two percentage points in market share of retail SEC Rule 605-eligible U.S. equity share volume in spite of continued strong competition. Spreads in U.S. equities widened during August as a result of the market volatility. The results for the segment were negatively impacted by the modest deterioration in market volumes of Asian and European equities.

Mr. Coleman commented, “The market conditions in U.S. equities drove the performance of KCG direct-to-client and non-client market making. In particular, we witnessed a period of elevated, broad-based, intraday volatility in August, which served as a reminder of the significant operational leverage this firm possesses in active markets. We continue to work to diversify and attain scale in strategic asset classes.”

In the second quarter of 2015, the segment generated total revenues of $192.3 million and pre-tax income of $4.4 million. Excluding expenses related to accelerated stock-based compensation of $19.8 million, the segment generated pre-tax income of $24.2 million.

In the third quarter of 2014, the segment generated total revenues of $166.6 million and a pre-tax loss of $8.0 million. Excluding expenses related to a reduction in workforce and other employee separations of $2.8 million, the segment generated a pre-tax loss of $5.2 million.

Select Trade Statistics: U.S. Equity Market Making

	3Q15	2Q15	3Q14
Average daily dollar volume traded ($ millions)	31,517	27,883	24,726
Average daily trades (thousands)	4,025	3,550	3,326
Average daily shares traded (millions)	4,823	5,785	5,787
NYSE and NASDAQ shares traded	985	885	727
OTC Bulletin Board and OTC Market shares traded	3,838	4,900	5,060
Average revenue capture per U.S. equity dollar value traded (bps)	1.27	0.80	0.75

Global Execution Services

The Global Execution Services segment comprises agency execution services and trading venues. During the third quarter of 2015, the segment generated total revenues of $69.7 million and a pre-tax loss of $1.1 million.

During the third quarter of 2015, institutional trading activity in U.S. equities increased market-wide. Quarter over quarter, KCG grew algorithmic execution and sales trading volume from institutional clients as well as KCG MatchIt ATS volume.

Mr. Coleman commented, “Algorithmic execution on behalf of clients as well as high-touch sales trading performed well given the heightened institutional trading activity in U.S. equities. Algorithmic execution continued to onboard new institutional clients and generate additive trade volumes and revenues. During the quarter, 13 institutional clients began using KCG algorithms and we onboarded an additional 12 new institutional investors as clients. Algorithmic execution volume from institutional clients rose 7 percent quarter over quarter and 30 percent year over year.”

In the second quarter of 2015, the segment generated total revenues of $63.5 million and a pre-tax loss of $9.9 million. Excluding expenses related to accelerated stock-based compensation of $8.2 million, the segment generated a pre-tax loss of $1.7 million.

In the third quarter of 2014, the segment generated total revenues of $79.2 million and a pre-tax loss of $1.7 million. Excluding expenses related to a reduction in workforce and other employee separations of $3.6 million, the segment generated pre-tax income of $1.9 million.

Select Trade Statistics: Agency Execution and Trading Venues

	3Q15	2Q15	3Q14
Average daily KCG algorithmic trading and order routing U.S. equities shares traded (millions)	316.8	287.0	248.2
Average daily KCG BondPoint fixed income par value traded ($ millions)	130.5	138.3	126.0

Corporate and Other

The Corporate and Other segment includes strategic investments and corporate overhead expenses. During the third quarter of 2015, the segment generated total revenues of $7.6 million and a pre-tax loss of $49.0 million. Excluding writedown of assets and other real estate related charges of $29.7 million, the segment generated a pre-tax loss of $19.3 million.

In the second quarter of 2015, the segment generated total revenues of $6.0 million and a pre-tax loss of $51.6 million. Excluding expenses related to accelerated stock-based compensation of $0.8 million, a debt make-whole premium of $16.5 million, writedown of capitalized debt costs of $8.5 million, and other real estate related charges of $6.3 million, the segment generated a pre-tax loss of $19.4 million.

In the third quarter of 2014, the segment generated total revenues of $26.5 million and a pre-tax loss of $5.5 million. Excluding a net gain related to the tradeMONSTER combination with OptionsHouse of $15.1 million and expenses related to a reduction in workforce and other employee separations of $4.2 million and a lease loss accrual of $0.3 million, the segment generated a pre-tax loss of $16.2 million.

Financial Condition

As of September 30, 2015, KCG had $628.2 million in cash and cash equivalents. Total outstanding debt was $495.4 million. The Company had $1.48 billion in stockholders’ equity, equivalent to a book value of $15.95 per share and tangible book value of $14.40 per share based on total shares outstanding of 92.5 million, including restricted stock units.

KCG’s headcount was 1,033 full-time employees at September 30, 2015 compared to 1,045 at June 30, 2015.

During the third quarter of 2015, KCG repurchased 1.2 million shares for approximately $12.2 million under the Company’s stock repurchase program.

Conference Call

KCG will hold a conference call to discuss third quarter 2015 financial results starting at 9:00 a.m. Eastern Time today, October 30, 2015. To access the call, dial 888-801-6507 (domestic) or 913-312-1424 (international) and enter passcode 202677. In addition, the call will be webcast at http://edge.media-server.com/m/p/9d4qz3ey/lan/en. Following the conclusion of the call, a replay will be available by selecting a number based on country of origin from a list posted at: https://replaynumbers.conferencinghub.com/index.aspx?confid=202677&passcode=202677 and entering passcode 202677.

Additional information for investors, including a presentation of the third quarter financial results, can be found at http://investors.kcg.com.

Non-GAAP Financial Presentations

KCG believes that certain non-GAAP financial presentations, when taken into consideration with the corresponding GAAP financial presentations, are important in understanding operating results. Selected financial information is included in the non-GAAP financial presentations for the three months ended September 30, 2015, June 30, 2015 and September 30, 2014 and for the nine months ended September 30, 2015 and September 30, 2014. KCG believes the presentations provide a meaningful summary of revenues and results of operations for each of the three and nine month periods. Reconciliations of GAAP to non-GAAP results are included in the schedules in Exhibit 4.

About KCG

KCG is a leading independent securities firm offering investors and clients a range of services designed to address trading needs across asset classes, product types and time zones. The firm combines advanced technology with exceptional client service across market making, agency execution and venues. KCG has multiple access points to trade global equities, fixed income, currencies and commodities via voice or automated execution. www.kcg.com

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about KCG’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the “Mergers”) of Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company, LLC (“GETCO”); (ii) difficulties and delays in fully realizing cost savings and other benefits of the Mergers and the inability to manage trading strategy performance and sustain revenue and earnings growth; (iii) the sale of KCG Hotspot; (iv) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by Congress, federal and state regulators, the SRO’s and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to KCG’s organizational structure and management; (vi) KCG’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG’s customers and potential customers; (vii) KCG’s ability to keep up with technological changes; (viii) KCG’s ability to effectively identify and manage market risk, operational and technology risk (such as the events that affected Knight on August 1, 2012), legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; (x) the effects of increased competition and KCG’s ability to maintain and expand market share; and (xi) the announced plan to relocate KCG’s global headquarters from Jersey City, NJ to New York, NY. The list above is not exhaustive. Because forward looking statements involve risks and uncertainties, the actual results and performance of KCG may materially differ from the results expressed or implied by such statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, KCG also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein. Readers should carefully review the risks and uncertainties disclosed in KCG’s reports with the U.S. Securities and Exchange Commission (“SEC”), including those detailed under “Certain Factors Affecting Results of Operations” in the MD&A and in “Risk Factors” in Part I, Item 1A of KCG’s Annual Report on Form 10-K for the year ended December 31, 2014, and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time. This information should be read in conjunction with KCG’s Consolidated Financial Statements and the Notes thereto contained in the Quarterly Report on Form 10-Q for the quarter-ended June 30, 2015, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time.

CONTACTS

Sophie Sohn	Jonathan Mairs
Communications & Marketing	Investor Relations
312-931-2299	201-356-1529
media@kcg.com	jmairs@kcg.com

KCG HOLDINGS, INC.	Exhibit 1
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the three months ended
	September 30, 2015	June 30, 2015	September 30, 2014
	(In thousands, except per share amounts)
Revenues
Trading revenues, net	$277,677	$170,750	$150,865
Commissions and fees	95,027	87,370	102,663
Interest, net	(1,080)	(596)	139
Investment income and other, net	5,412	4,358	18,635

Total revenues	377,036	261,882	272,302

Expenses
Employee compensation and benefits	121,597	109,471	95,307
Execution and clearance fees	67,502	62,598	74,058
Communications and data processing	35,256	34,240	38,576
Depreciation and amortization	23,813	20,726	20,298
Payments for order flow	17,121	14,935	15,377
Debt interest expense	9,117	9,989	7,714
Collateralized financing interest	8,617	8,859	7,330
Occupancy and equipment rentals	7,472	7,474	7,672
Professional fees	4,406	5,694	7,161
Business development	1,846	3,025	3,163
Debt extinguishment charges	—	25,006	—
Writedown of assets and other real estate related charges	34,029	6,327	301
Other	10,841	10,652	10,580

Total expenses	341,617	318,996	287,537

Income (loss) from continuing operations before income taxes	35,419	(57,114)	(15,235)
Income tax expense (benefit)	13,482	(37,952)	(5,796)

Income (loss) from continuing operations, net of tax	21,937	(19,162)	(9,439)
Loss from discontinued operations, net of tax	—	—	(177)

Net Income (Loss)	$21,937	$(19,162)	$(9,616)

Basic earnings (loss) per share from continuing operations	$0.24	$(0.18)	$(0.09)

Diluted earnings (loss) per share from continuing operations	$0.24	$(0.18)	$(0.09)

Basic loss per share from discontinued operations	$—	$—	$—

Diluted loss per share from discontinued operations	$—	$—	$—

Basic earnings (loss) per share	$0.24	$(0.18)	$(0.09)

Diluted earnings (loss) per share	$0.24	$(0.18)	$(0.09)

Shares used in computation of basic earnings (loss) per share	91,134	108,588	110,376

Shares used in computation of diluted earnings (loss) per share	92,079	108,588	110,376

KCG HOLDINGS, INC.	Exhibit 1
CONSOLIDATED STATEMENTS OF OPERATIONS	(Continued	)
(Unaudited)

	For the nine months ended
	September 30, 2015	September 30, 2014
	(In thousands, except per share amounts)
Revenues
Trading revenues, net	$657,222	$615,942
Commissions and fees	282,358	319,696
Interest, net	(1,699)	798
Investment income and other, net	397,193	33,656

Total revenues	1,335,074	970,092

Expenses
Employee compensation and benefits	337,786	321,056
Execution and clearance fees	198,573	222,801
Communications and data processing	103,260	113,651
Depreciation and amortization	65,154	60,224
Payments for order flow	47,277	55,485
Debt interest expense	27,569	24,735
Collateralized financing interest	25,932	19,887
Occupancy and equipment rentals	22,286	24,192
Professional fees	21,281	19,900
Business development	6,728	7,455
Debt extinguishment charges	25,006	9,552
Writedown of assets and other real estate related charges	40,488	2,508
Other	29,301	29,990

Total expenses	950,641	911,436

Income from continuing operations before income taxes	384,433	58,656
Income tax expense	132,357	22,191

Income from continuing operations, net of tax	252,076	36,465
Loss from discontinued operations, net of tax	—	(1,497)

Net Income	$252,076	$34,968

Basic earnings per share from continuing operations	$2.42	$0.32

Diluted earnings per share from continuing operations	$2.36	$0.31

Basic loss per share from discontinued operations	$—	$(0.01)

Diluted loss per share from discontinued operations	$—	$(0.01)

Basic earnings per share	$2.42	$0.31

Diluted earnings per share	$2.36	$0.30

Shares used in computation of basic earnings (loss) per share	104,244	113,680

Shares used in computation of diluted earnings (loss) per share	106,816	117,127

KCG HOLDINGS, INC.	Exhibit 2
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(In thousands)
(Unaudited)

	September 30, 2015	December 31, 2014
ASSETS
Cash and cash equivalents	$628,150	$578,768
Cash and cash equivalents segregated under federal and other regulations	8,400	3,361
Financial instruments owned, at fair value:
Equities	2,440,852	2,479,910
Listed options	194,068	144,586
Debt securities	214,695	82,815
Other financial instruments	284	60

Total financial instruments owned, at fair value	2,849,899	2,707,371
Collateralized agreements:
Securities borrowed	1,619,512	1,632,062
Receivable from brokers, dealers and clearing organizations	1,010,725	1,188,833
Fixed assets and leasehold improvements, less accumulated depreciation and amortization	99,085	134,051
Investments	111,733	100,726
Goodwill and Intangible assets, less accumulated amortization	142,807	152,594
Deferred tax asset, net	180,558	154,759
Assets of business held for sale	—	40,484
Other assets	199,301	137,645

Total assets	$6,850,170	$6,830,654

LIABILITIES & EQUITY
Liabilities
Financial instruments sold, not yet purchased, at fair value:
Equities	$1,948,136	$2,069,342
Listed options	143,610	115,362
Debt securities	228,277	101,003

Total financial instruments sold, not yet purchased, at fair value	2,320,023	2,285,707
Collateralized financings:
Securities loaned	769,140	707,744
Financial instruments sold under agreements to repurchase	1,113,751	933,576

Total collateralized financings	1,882,891	1,641,320
Payable to brokers, dealers and clearing organizations	315,078	676,089
Payable to customers	20,793	22,110
Accrued compensation expense	132,057	114,559
Accrued expenses and other liabilities	143,300	136,977
Income taxes payable	62,062	—
Capital lease obligations	3,221	6,700
Liabilities of business held for sale	—	2,356
Debt	495,372	422,259

Total liabilities	5,374,797	5,308,077

Equity
Class A Common Stock	1,061	1,275
Additional paid-in capital	1,435,073	1,369,298
Retained earnings	195,091	272,780
Treasury stock, at cost	(156,159)	(122,909)
Accumulated other comprehensive income	307	2,133

Total equity	1,475,373	1,522,577

Total liabilities and equity	$6,850,170	$6,830,654

KCG HOLDINGS, INC.	Exhibit 3
PRE-TAX EARNINGS (LOSS) FROM CONTINUING OPERATIONS BY BUSINESS SEGMENT*
(In thousands)
(Unaudited)

	For the three months ended
	September 30, 2015	June 30, 2015	September 30, 2014
Market Making
Revenues	$299,755	$192,328	$166,620
Expenses	214,336	187,926	174,653

Pre-tax earnings (loss)	85,419	4,402	(8,033)

Global Execution Services
Revenues	69,713	63,522	79,218
Expenses	70,763	73,459	80,882

Pre-tax loss	(1,050)	(9,937)	(1,664)

Corporate and Other
Revenues	7,568	6,032	26,464
Expenses	56,519	57,611	32,002

Pre-tax loss	(48,951)	(51,579)	(5,538)

Consolidated
Revenues	377,036	261,882	272,302
Expenses	341,617	318,996	287,537

Pre-tax earnings (loss)	$35,419	$(57,114)	$(15,235)

*	Totals may not add due to rounding.

KCG HOLDINGS, INC.	Exhibit 3 (Continued)
PRE-TAX EARNINGS (LOSS) FROM CONTINUING OPERATIONS BY BUSINESS SEGMENT*
(In thousands)
(Unaudited)

	For the nine months ended
	September 30, 2015	September 30, 2014
Market Making
Revenues	$716,631	$662,412
Expenses	587,471	558,409

Pre-tax earnings	129,160	104,003

Global Execution Services
Revenues	597,502	252,341
Expenses	227,430	251,253

Pre-tax earnings	370,072	1,088

Corporate and Other
Revenues	20,941	55,339
Expenses	135,740	101,774

Pre-tax loss	(114,799)	(46,435)

Consolidated
Revenues	1,335,074	970,092
Expenses	950,641	911,436

Pre-tax earnings	$384,433	$58,656

*	Totals may not add due to rounding.

KCG HOLDINGS, INC.	Exhibit 4
Regulation G Reconciliation of Non-GAAP financial measures (Continuing operations)*
(in thousands)
(Unaudited)

Three months ended September 30, 2015	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Pre-Tax to Non-GAAP Pre-Tax:
GAAP Income (loss) from continuing operations before income taxes	$85,419	$(1,050)	$(48,951)	$35,419
Other real estate related charges	—	—	28,825	28,825
Writedown of assets	4,379	—	825	5,204

Non-GAAP Income (loss) from continuing operations before income taxes	$89,798	$(1,050)	$(19,301)	$69,448

Three months ended June 30, 2015	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Pre-Tax to Non-GAAP Pre-Tax:
GAAP Income (loss) from continuing operations before income taxes	$4,402	$(9,937)	$(51,579)	$(57,114)
Accelerated stock-based compensation	19,844	8,202	803	28,849
Debt make-whole premium	—	—	16,500	16,500
Writedown of capitalized debt costs	—	—	8,506	8,506
Other real estate related charges	—	—	6,327	6,327

Non-GAAP Income (loss) from continuing operations before income taxes	$24,246	$(1,735)	$(19,443)	$3,068

Three months ended September 30, 2014	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Revenues to Non-GAAP Revenues:
GAAP Revenues	$166,620	$79,218	$26,464	$272,302
Net gain related to tradeMONSTER combination with OptionsHouse	—	—	(15,105)	(15,105)

Non- GAAP Revenues	$166,620	$79,218	$11,359	$257,197

Three months ended September 30, 2014	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Pre-Tax to Non-GAAP Pre-Tax:
GAAP Loss from continuing operations before income taxes	$(8,033)	$(1,664)	$(5,538)	$(15,235)
Net gain related to tradeMONSTER combination with OptionsHouse	—	—	(15,105)	(15,105)
Compensation related to reduction in workforce and other employee separations	2,786	3,577	4,158	10,521
Other real estate related charges	—	—	301	301

Non GAAP (Loss) Income from continuing operations before income taxes	$(5,247)	$1,913	$(16,184)	$(19,518)

*	Totals may not add due to rounding

KCG HOLDINGS, INC. Regulation G Reconciliation of Non-GAAP financial measures (Continuing operations)* (in thousands) (Unaudited)	Exhibit 4 (Continued)

Nine months ended September 30, 2015	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Revenues to Non-GAAP Revenues:
GAAP Revenues	$716,631	$597,502	$20,941	$1,335,074
Gain on sale of KCG Hotspot	—	(385,026)	—	(385,026)

Non- GAAP Revenues	$716,631	$212,476	$20,941	$950,048

Nine months ended September 30, 2015	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Pre-Tax to Non-GAAP Pre-Tax:
GAAP Income (loss) from continuing operations before income taxes	$129,160	$370,072	$(114,799)	$384,433
Gain on sale of KCG Hotspot	—	(385,026)	—	(385,026)
Accelerated stock-based compensation	19,844	8,202	803	28,849
Debt make-whole premium	—	—	16,500	16,500
Writedown of capitalized debt costs	—	—	8,506	8,506
Professional fees related to the sale of KCG Hotspot	—	6,736	—	6,736
Other real estate related charges	—	—	35,284	35,284
Writedown of assets	4,379	—	825	5,204
Compensation expense related to the sale of KCG Hotspot	—	4,457	—	4,457

Non-GAAP Income (loss) from continuing operations before income taxes	$153,383	$4,441	$(52,881)	$104,943

Nine months ended September 30, 2014	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Revenues to Non-GAAP Revenues:
GAAP Revenues	$662,412	$252,341	$55,339	$970,092
Net gain related to tradeMONSTER combination with OptionsHouse	—	—	(15,105)	(15,105)
Income resulting from the merger of BATS and Direct Edge, net	—	—	(9,644)	(9,644)

Non- GAAP Revenues	$662,412	$252,341	$30,590	$945,343

Nine months ended September 30, 2014	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Pre-Tax to Non-GAAP Pre-Tax:
GAAP Income (Loss) from continuing operations before income taxes	$104,003	$1,088	$(46,435)	$58,656
Net gain related to tradeMONSTER combination with OptionsHouse	—	—	(15,105)	(15,105)
Income resulting from the merger of BATS and Direct Edge, net	—	—	(9,644)	(9,644)
Compensation related to reduction in workforce and other employee separations	3,169	5,463	4,958	13,590
Writedown of capitalized debt costs	—	—	9,552	9,552
Other real estate related charges	811	—	1,697	2,508

Non GAAP Income (Loss) from continuing operations before income taxes	$107,983	$6,551	$(54,977)	$59,557

*	Totals may not add due to rounding